Exhibit 10.01
            The Bank of Tokyo-Mitsubishi UFJ, Ltd. New York Branch
1251 Avenue of the Americas
New York, NY 10020-1104
Tel. 212-782-4000

NuStar Logistics, L.P.
NuStar Energy L.P.
Attention: Thomas R. Shoaf, Executive Vice President and Chief Financial Officer

RE: Maturity Date Extension

Reference is made to that certain Letter of Credit Agreement, dated as of September 3, 2014 (such Letter of Credit Agreement, as the same may be amended, amended and restated, supplemented or otherwise modified, the "Agreement") by and among Nustar Logistics, L.P. and Nustar Energy L.P., both Delaware limited partnerships (together the "Nustar Parties"), the lenders from time to time a party thereto (the "Lenders"), and The Bank of Tokyo Mitsubishi UFJ, Ltd. as Issuing Bank and Administrative Agent (the "Agent").

Whereas the Agreement was entered into as of September 3, 2014,was amended as of November 3, 2014 and was originally intended to expire as of September 2, 2015, and whereas the Lenders, the NuStar Parties and the Agent mutually wish to extend the expiry of the Agreement until September 2, 2016, now therefore, for good and reasonable consideration, the sufficiency of which is hereby acknowledged, the term "Maturity Date" as set forth in the Agreement is hereby amended to read "September 2, 2016" and Schedule 3.12 to the Agreement is hereby deleted in its entirety and replaced with Schedule 3.12 attached hereto.

No other provision of the Agreement is amended by this letter. The NuStar Parties hereby confirm that the Agreement remains in full force and effect as amended hereby, and that all obligations of such NuStar parties set forth therein are ratified and reconfirmed. The execution, delivery and effectiveness of this letter shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Documents, nor constitute a waiver of any provision of any of the Documents.

Regards,

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:/s/ Todd Vaubel
Name: Todd Vaubel
Title: Vice President, Portfolio Management

A member of MUFG, a global financial group

SCHEDULE 3.12

Subsidiaries

Subsidiary	Jurisdiction of Formation	Restricted/ Unrestricted/Material	Ownership Percentage
Bicen Development Corporation N.V.	Sint Eustatius	Restricted	100%
Cooperatie NuStar Holdings U.A.	Netherlands	Restricted	100%
Diamond K Limited	Bermuda	Restricted	100%
NuStar Pipeline Company, LLC	Delaware	Restricted	100%
NuStar Pipeline Holding Company, LLC	Delaware	Restricted	100%
NuStar Pipeline Operating Partnership L.P.	Delaware	Restricted - Material	100%
NuStar Pipeline Partners L.P.	Delaware	Restricted	100%
LegacyStarServices, LLC	Delaware	Restricted	100%
NS Security Services, LLC	Delaware	Restricted	100%
NuStar Asphalt Chickasaw, LLC	Texas	Restricted	100%
NuStar Asphalt Holdings, Inc.	Delaware	Restricted	100%
NuStar Asphalt Holdings, LLC	Delaware	Restricted	100%
NuStar Refining, LLC	Delaware	Restricted	100%
NuStar Supply & Trading LLC	Delaware	Restricted	100%
NuStar Terminals B.V.	Netherlands	Restricted	100%
NuStar Eastham Limited	England	Restricted	100%
NuStar Terminals Limited	England	Restricted	100%
NuStar Energy Services, Inc.	Delaware	Restricted	100%
NuStar Burgos, LLC	Delaware	Restricted	100%
NuStar GP, Inc.	Delaware	Restricted	100%
NuStar Holdings B.V.	Netherlands	Restricted	100%
NuStar Internacioncal, S. deR.L. de C.V.	Mexico	Restricted	100%
NuStar Logistics, L.P.	Delaware	Restricted - Material	100%
Petroburgos, S. de R.L. de C.V.	Mexico	Restricted	100%
Point Tupper Marine Services Co.	Nova Scotia	Restricted	100%
NuStar Grangemouth Limited	England	Restricted	100%
Saba Company N.V.	Sint Eustatius	Restricted	100%
Seven Seas Steamship Company (Sint Eustatius) N.V.	Sint Eustatius	Restricted	100%
Shore Terminals LLC	Delaware	Restricted	100%
NuStar Texas Holdings, Inc.	Delaware	Restricted	100%
NuStar Terminals Texas, Inc.	Delaware	Restricted	100%
NuStar Terminals Partners TX L.P.	Delaware	Restricted	100%
NuStar Terminals Antilles N.V.	Curacao	Restricted	100%
NuStar Terminals Canada Co.	Nova Scotia	Restricted	100%
NuStar Terminals Canada Holdings Co	Nova Scotia	Restricted	100%
NuStar Terminals Canada Partnership	Nova Scotia	Restricted	100%

Subsidiary	Jurisdiction of Formation	Restricted/ Unrestricted/Material	Ownership Percentage
NuStar Terminals Corporation N.V.	Curacao/ Netherlands	Restricted	100%
NuStar Terminals Delaware, Inc.	Delaware	Restricted	100%
NuStar Caribe Terminals, Inc.	Delaware	Restricted	100%
NuStar Terminals International N.V.	Curacao	Restricted	100%
NuStar Terminals Marine Services N.V.	Sint Eustatius	Restricted	100%
NuStar Terminals New Jersey, Inc.	Delaware	Restricted	100%
NuStar Terminals N.V.	Sint Eustatius	Restricted	100%
NuStar Terminals Operations Partnership L.P.	Delaware	Restricted	100%
NuStar Terminals Services, Inc.	Delaware	Restricted	100%
ST Linden Terminal, LLC	Delaware	Restricted	100%
NuStar Finance LLC	Delaware	Restricted	100%
Star Creek Ranch, LLC	Delaware	Restricted	100%

Acknowledged and Agreed:

NUSTAR LOGISTICS, L.P.

BY:    NuStar GP, Inc., its General Partner

By:    /s/ Thomas R. Shoaf
Name:    Thomas R. Shoaf
Title:    Executive Vice President and Chief
Financial Officer

NUSTAR ENERGY L.P.

By:    Riverwalk Logistics, L.P., its General
Partner

By: NuStar GP, LLC, its General Partner

By:    /s/ Thomas R. Shoaf
Name:    Thomas R. Shoaf
Title:    Executive Vice President and
Chief Financial Officer

SUMITOMO MITSUI BANKING        THE BANK OF TOKYO - MITSUBISHI
CORPORATION, as Lender            UFJ, LTD., as Issuing Bank and a Lender

By:    /s/ James D. Weinstein            By:     /s/ Todd Vaubel
Name:    James D. Weinstein            Name:    Todd Vaubel
Title:     Managing Director            Title:     Vice President, Portfolio Management

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD., as Administrative Agent

By:     /s/ Edwin Cook
Name:    Edwin Cook
Title:     Managing Director Syndications